Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 10th, 2023, by and between Generation Income Properties, Inc., a Maryland corporation (the “Company”), and Modiv Inc., a Maryland corporation (“Modiv”).

This Agreement is made pursuant to the Agreement of Purchase and Sale, dated as of August __, 2023, between (i) Modiv, (ii) each entity identified as a Seller on Schedule A thereto, (iii) Generation Income Properties, L.P., a Delaware limited partnership, or its assigns, and (iv) the Company (the “Purchase Agreement”), pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to Modiv at the Closing (as defined in the Purchase Agreement) an aggregate of 2,400,000 shares (the “Preferred Shares”) of a newly created series of preferred stock, (the “Preferred Stock”), designated as Series A Redeemable Preferred Stock, which shall initially be redeemable for a minimum of 2,200,000 shares and a maximum of 3,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock,” the shares of Common Stock issuable upon redemption of the Preferred Shares referred to as the “Redemption Shares”), in accordance with the terms of the Company’s Articles Supplementary establishing and designating the terms of the Series A Redeemable Preferred Stock (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Articles Supplementary”).

The Company and Modiv hereby agree as follows:

1.
Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7(b).

“Demand Registration” shall have the meaning set forth in Section 2(a).

“Filing Date” means the date of the filing of a Registration Statement pursuant to this Agreement, which shall be not more than 30 days after the Company’s receipt of the Demand Registration, unless extended pursuant to Section 2(b).

“Losses” shall have the meaning set forth in Section 6(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) such Preferred Shares that are issued and outstanding after March 15, 2024 and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) when (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by Modiv in accordance with such effective Registration Statement, (ii) such securities shall have been otherwise transferred, new certificates or book entry provisions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC) without limitation as to volume and manner of sale or public information requirements, or (v) such Registrable Securities have been previously sold in a transaction in which the purchaser or transferee does not execute a counterpart to this Agreement pursuant to Section 7(e).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 4(a).

2.
Demand Registration.

(a)
If the Preferred Shares are not redeemed by the Company pursuant to the Articles Supplementary on or before March 15, 2024, at any time after such date, Modiv may make a written demand (such written demand a “Demand Registration” and which written demand may be sent via e-mail) for registration of all of the Registrable Securities on an effective Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415. Subject to the provisions of Section 2(b) hereof, the Company shall prepare and file with the SEC, as soon thereafter as reasonably practicable, but not more than thirty (30) days after the Company’s receipt of the Demand Registration, a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form) in accordance herewith and which Registration Statement shall contain substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B, with such changes mutually agreed upon by the Company and Modiv or its permitted assigns prior to the filing of such Registration Statement. Such Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith. Modiv shall not be required to be named as an “underwriter” in a Registration Statement filed pursuant to this Agreement without Modiv’s prior written consent, unless requested by SEC Guidance. Except as otherwise provided in this Agreement, under no circumstances shall the Company be obligated to effect more than an aggregate of one (1) registration pursuant to a Demand Registration under this Section 2(a) with respect to any or all Registrable Securities. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed pursuant to this Agreement to be declared effective as soon as reasonably practicable after its initial filing. The Company shall promptly notify Modiv by e-mail of the effectiveness of a Registration Statement on the same day that the Company telephonically confirms effectiveness with the SEC, which shall be the date of effectiveness of such Registration Statement. The Company shall promptly file a final Prospectus with the SEC as required by Rule 424. Notwithstanding anything to the contrary herein, to the extent the Preferred Shares have been redeemed in full by the Company for Redemption Shares, this Section 2(a) shall be inapplicable.

(b)
If the Company furnishes Modiv a certificate signed by the Company’s chief executive officer stating that in the reasonable good faith judgment of the board of directors of the Company filing a Registration Statement pursuant to this Agreement would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; or (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential and the Company’s board of directors determines as a result that it is necessary to defer the filing of such Registration Statement at such time, then the Company shall promptly notify Modiv of such determination. In such event, the Company shall have the right to defer such filing for a period of not more than sixty (60) days; provided, however, that the Company shall not defer its obligation in this manner more than one (1) time in any 12-month period; provided further, that in such event, Modiv shall be entitled to withdraw its Demand Registration request and, if such Demand Registration request is so withdrawn, such Demand Registration shall not count as a permitted Demand Registration hereunder and the Company shall pay all registration expenses in connection with such registration.

(c)
Notwithstanding the registration obligations set forth in Section 2(a), if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, the number of Registrable Securities to be registered on such Registration Statement will be reduced as required by the SEC. In such case, the Company agrees to use its commercially reasonable efforts to file amendments to such Registration Statement as permitted by the SEC, covering the maximum number of Registrable Securities then permitted to be registered by the SEC on Form S-3, or such other form available to register for resale the Registrable Securities as a secondary offering, subject, in each case, to the provisions of Section 2(b). If the number of Preferred Shares proposed to be included in the Registration Statement exceeds the maximum number of Registrable Securities then permitted to be registered by the SEC on Form S-3, or such other form available to register for resale the Registrable Securities as a secondary offering, the limitation on the number of Demand Registrations in Section 2(a) shall be changed such that the Company shall be required to cause to be effected one additional Demand Registration for each occurrence where the number of Preferred Shares proposed to be included in the Registration Statement exceeds the maximum number of Registrable Securities then permitted to be registered by the SEC.

3.
Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)
(i) permit Modiv to review and comment upon (A) such Registration Statement (other than documents incorporated by reference therein) at least five (5) Business Days prior to its filing with the SEC and (B) all amendments and supplements to each Registration Statement (other than documents incorporated by reference therein) within a reasonable number of days prior to their filing with the SEC, and (ii) not file any Registration Statement or amendment or supplement thereto in a form to which Modiv shall reasonably object in good faith; provided, that (A) the Company is notified of such objection in writing no later than four (4) Business Days after Modiv has been so furnished copies of a Registration Statement or any amendments or supplements thereto and (B) the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause (x) the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any prospectus contained therein to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(b)
(i) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one year, or if earlier, until all such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the distribution of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement, (ii) cause any Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to Modiv true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with (subject to the terms of this Agreement) the intended methods of disposition by Modiv set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)
Notify Modiv (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible of (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose, (ii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (iii) the occurrence of any event that makes any statement made in a Registration Statement or Prospectus untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

(d)
Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

(e)
Furnish to Modiv, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by Modiv, and all exhibits to the extent requested by Modiv (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(f)
Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Modiv in connection with the resale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)
Prior to any resale of Registrable Securities covered by an effective Registration Statement by Modiv, use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, such Registrable Securities for resale by Modiv under the securities or “blue sky” laws of such jurisdictions within the United States as Modiv requests in writing, and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)
Upon the occurrence of any event contemplated by Section 3(c), as promptly as possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies Modiv in accordance with Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Modiv shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as possible. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus, for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(i)
Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform Modiv in writing if the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, Modiv is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(j)
Provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration.

(k)
If requested by Modiv, cooperate with Modiv to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Modiv may request; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company's Direct Registration System (the “DTCDRS”).

(l)
Not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the DTCDRS.

(m)
Take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable.

(n)
Notwithstanding anything to the contrary herein and regardless of the status of Preferred Shares as Registrable Securities, commencing March 16, 2024 until March 16, 2025, upon the Company’s receipt of a written request from Modiv, the Company shall use its commercially reasonable efforts to cause the Preferred Shares to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed, on a national securities exchange selected by Modiv, provided that the Preferred Shares meet the listing requirements of any such securities exchange. If Modiv requests that the Company apply to list the Preferred Shares on a securities exchange pursuant to this Section, then Modiv shall use its commercially reasonable efforts to cooperate with the Company to ensure the Preferred Shares satisfy the initial listing requirements of any such securities exchange, including supplying information as to the minimum price, unrestricted publicly held shares, and round lot holders with respect to the Preferred Shares or other documents or information requested by such securities exchange. For the avoidance of doubt, the Company shall not be obligated to apply to list the Preferred Shares on any securities exchange in which the Preferred Shares do not meet the initial listing requirements for such exchange.

4.
Obligations of Modiv.

(a)
Modiv agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (a “Selling Stockholder Questionnaire”) on a date that is not less than ten (10) Business Days prior to the Filing Date. If requested by the Company, Modiv shall furnish to the Company a certified statement as to the number of shares of Common Stock and Preferred Stock beneficially owned by Modiv and the natural persons that have voting and dispositive control over the shares. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of Modiv that Modiv shall furnish to the Company a completed Selling Stockholder Questionnaire and such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)
Modiv agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder.

5.
Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any securities exchange on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or “blue sky” laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) fees and disbursements of counsel for the Company, and (iv) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

6.
Indemnification.

(a)
Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, Modiv, its officers and directors and each Person who controls Modiv (within the meaning of the Securities Act) from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Persons for any reasonable legal or other expenses to the extent incurred in connection with investigating, defending or preparing to defend against such Losses in a manner not inconsistent with this Section, except (i) insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of Modiv expressly for use therein, (ii) in the case of an occurrence of an event of the type specified in Section 3(c), the use by Modiv of an outdated, defective or otherwise unavailable Prospectus after the Company has notified Modiv in writing that the Prospectus is outdated, defective or otherwise unavailable for use by Modiv and prior to the receipt by Modiv of the Advice contemplated in Section 7(b), or (iii) amounts paid in settlement of any claim for Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

(b)
Indemnification by Modiv. Modiv agrees to indemnify and hold harmless the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) from and against all Losses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent that such untrue statement or omission is contained in any information so furnished in writing by Modiv to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to Modiv’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and approved by Modiv for use in a Registration Statement (it being understood that Modiv has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto.

(c)
Conduct of Indemnification Proceedings. Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in the defense of any such claim or any such litigation) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the opinion of counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)
Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an indemnified Party or insufficient to hold an indemnified party harmless for any Losses, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

7.
Miscellaneous.

(a)
No Piggyback on Registrations. Neither the Company nor any of its security holders (other than Modiv in its capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.

(b)
Discontinued Disposition. Modiv agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), Modiv will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as possible.

(c)
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by each of the parties hereto.

(d)
Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(e)
Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction without the prior written consent of Modiv. Modiv may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing that such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee had originally been a party hereto.

(f)
No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to Modiv in this Agreement or otherwise conflicts with the provisions hereof.

(g)
Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing

(or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(h)
Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)
Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j)
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)
Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GENERATION INCOME PROPERTIES, Inc.
By:_/s/ David Sobelman___________________________ Name: David E. Sobelman Title: Chief Executive Officer

MODIV Inc.
By: /s/ Raymond Pacini Name: Raymond J. Pacini Title: Chief Financial Officer

Annex A

PLAN OF DISTRIBUTION

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on The Nasdaq Capital Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•
ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;
•
block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•
purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;
•
an exchange distribution in accordance with the rules of the applicable exchange;
•
privately negotiated transactions;
•
settlement of short sales;
•
in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
•
through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•
a combination of any such methods of sale; or
•
any other method permitted pursuant to applicable law.

A Selling Stockholder which is an entity may elect to make a pro rata in-kind distribution of its securities to its respective members, partners or stockholders. To the extent that such members, partners, or stockholders are not affiliates of ours, such members, partners, or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales. Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) all of the securities have been sold pursuant to this prospectus or in a transaction in which the applicable registration rights of the Selling Stockholders are not assigned pursuant to the Registration Rights Agreement between the Company and Modiv Inc., (ii) such securities shall have been otherwise transferred, new certificates or book entry provisions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC) without limitation as to volume and manner of sale or public information requirements. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to such securities for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

SELLING STOCKHOLDERS

We are registering the shares of our Series A Preferred Stock for resale by the selling stockholder listed below. On August [__], 2023, we issued to the selling stockholder 2,400,000 shares of Series A Preferred Stock as partial consideration for the sale by the selling stockholder of a portfolio of 13 properties (the “Portfolio Acquisition”), pursuant to an agreement of purchase and sale (the “Purchase Agreement”) entered into by and among us, our operating partnership, the selling stockholder and each entity identified as a “Seller” on Schedule A of the Purchase Agreement. The issuance of the shares of Series A Preferred Stock was made in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act and Regulation D thereunder. In accordance with our obligations under the Purchase Agreement and the Registration Rights Agreement entered into between us and the selling stockholder, we agreed to register the resale of the Series A Preferred Stock offered by the selling stockholder hereby. Copies of the Purchase Agreement and the amendments thereto are attached as exhibits to our [Current Report on Form 8-K filed on [__________], 2023].

The selling stockholder does not currently hold, and has not held within the past three years, any position or office with us or any of our predecessors or affiliates, nor does the selling stockholder currently have, and has not had within the past three years, any other material relationship with us or any of our predecessors or affiliates except as a result of the selling stockholder’s ownership of our Series A Preferred Stock in connection with the Portfolio Acquisition.

The information contained in the table below in respect of the selling stockholder has been obtained from the selling stockholder and has not been independently verified by us. The information set forth in the following table regarding the beneficial ownership after resale of shares is based upon the assumption that the selling stockholder will sell all of the shares owned by it and covered by this prospectus supplement and the accompanying prospectus.

Name of Selling Stockholder	Number of shares of Preferred Stock Owned Prior to Offering	Maximum Number of shares of Preferred Stock to be Sold Pursuant to this Prospectus	Number of shares of Preferred Stock Owned After Offering
Modiv Inc.	[2,400,000]	[2,400,000](1)	0

(1)
We do not know when or in what amounts the selling stockholder may offer shares for sale. The selling stockholder may not sell any or all of the shares offered by this prospectus supplement and the accompanying prospectus. Because the selling stockholder may offer all or some of the shares pursuant to this offering and because there are currently no agreements, arrangements or undertakings with respect to the sale of any of the shares, we cannot estimate the number of shares that will be held by the selling stockholder after completion of this offering. However, for illustrative purposes of this table, we have assumed that, after completion of this offering, none of the shares covered by this prospectus supplement will be held by the selling stockholder.

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Annex C

Generation income properties, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of Series A preferred stock (the “Registrable Securities”) of Generation Income Properties, Inc., a Maryland corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.
Name.
(a)
Full Legal Name of Selling Stockholder

(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.
Address for Notices to Selling Stockholder:

Telephone:
Email:
Contact Person:

3.
Broker-Dealer Status:
(a)
Are you a broker-dealer?

Yes  No 

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(b)
If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  No 

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)
Are you an affiliate of a broker-dealer?

Yes  No 

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  No 

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.
Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)
Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.
Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

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The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: Beneficial Owner:

By:

Name:

Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

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